UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Item 2.02.              Results of Operations and Financial Condition.

On March 12, 2007, Rockwood Holdings, Inc. (the “Company”) issued a press release discussing the Company’s results of operations for the fourth quarter and full year ended December 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company will also host a conference call and webcast on March 12, 2007 to discuss its fourth quarter and full year results of operations. A copy of the conference call presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information disclosed in this Current Report on Form 8-K and the Exhibits shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 12, 2007.

99.2	March 12, 2007 Conference Call Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

	By:	/s/ MICHAEL W. VALENTE

	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: March 12, 2007